                                                           EXECUTION COPY

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                             AMERICAN CENTURY FUNDS

                          TERMINATION, REPLACEMENT AND
                        RESTATEMENT AGREEMENT RELATING TO

                                  $520,000,000
                                CREDIT AGREEMENT

                          DATED AS OF DECEMBER 19, 2000

                            THE CHASE MANHATTAN BANK,
                             AS ADMINISTRATIVE AGENT

                             THE SEVERAL BANKS FROM
                           TIME TO TIME PARTIES HERETO

                             CHASE SECURITIES INC.,
                        AS BOOK MANAGER AND LEAD ARRANGER

                        CREDIT LYONNAIS, NEW YORK BRANCH,
                                SYNDICATION AGENT

                              THE BANK OF NEW YORK,
                               DOCUMENTATION AGENT

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                  TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR
Agreement") dated as of December 19, 2000, among (i) each fund signatory hereto
(each a "Fund" and collectively, the "Funds") on behalf of each entity listed on
Schedule I under the heading "Borrower", which entity is a series or portfolio of such Fund (each such series or portfolio, a "Borrower" and, collectively, the
"Borrowers"), (ii) the several banks from time to time parties to this Agreement
(the "Banks") and (iii) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the "Administrative Agent");.

                  WHEREAS, certain of the Borrowers, the Banks and the
Administrative Agent are parties to a Credit Agreement dated as of December 21,
1999, a copy of which is attached as Exhibit A hereto (the "Original Credit
Agreement");

                  WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

                  WHEREAS, the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the
Original Credit Agreement with a new credit agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual agreements
contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Termination, Replacement and Restatement. Subject
to the conditions set forth in Section 3 hereof:

                  (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement")
identical in form and substance to the Original Credit Agreement, including all schedules and exhibits thereto, except as expressly set forth below. All
References in the Original Credit Agreement to "this Credit Agreement", "this
Agreement", or "the Credit Agreement" shall be deemed to mean the New Credit
Agreement.

                  (b) The heading of the New Credit Agreement shall read as
follows:

                  "CREDIT AGREEMENT, dated as of December 19, 2000 (this
"Agreement") among (i) each fund signatory hereto (each a "Fund" and collectively, the "Funds") on behalf of itself or on behalf of each entity listed on Schedule I under the heading "Borrower", which entity is a series or portfolio of such Fund (each such series or portfolio, a "Borrower" and, collectively, the "Borrowers"), (ii) the several banks from time to time parties to this Agreement, which banks are listed on Schedule II (the "Banks"), and
(iii) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the
"Administrative Agent");"

                  (c) Section 1.1 of the Original Credit Agreement is hereby modified in the New Credit Agreement by inserting the following definitions in their appropriate alphabetical order:

                  "'Affected Borrowers' shall mean Equity Index Fund, and any other Borrower for which Barclays Global Investors, N.A. or any of its affiliates acts as an advisor or sub-advisor.

                  "'Bank-Advisor' shall mean Barclays Bank PLC and its
         successors."

                  "'Other Bank' shall mean any Bank other than the
         Bank-Advisor."

                  "'Unaffected Borrower' shall mean any Borrower other than the
         Affected Borrower."

                  (d) Section 1.1 of the Original Credit Agreement is hereby modified in the New Credit Agreement so that the following definitions read in their entirety as stated below:

                  "'Asset Coverage' shall mean, with respect to any Borrower, the ratio(expressed as a percentage) that the value of Total Assets of such Borrower bears to the aggregate amount of Indebtedness of such
         Borrower. For the purposes of calculating the Asset Coverage, the amount of any Indebtedness shall be equal to the greater of (x) the outstanding amount of such liability or indebtedness, and (y) the fair market value of all assets securing such liability or indebtedness."

                  "'Closing Date' December 19, 2000."

                 "'Total Assets' with respect to any Borrower, at any time, the value of all assets of such Borrower which in accordance with GAAP would be classified as assets on a balance sheet of such Borrower prepared as of such time; provided, however, that the term Total Assets shall not include (a) equipment, (b) securities owned by such Borrower which are in default and (c) deferred organizational and offering expenses."

                 (e) Section 2.1 (Loans) of the Original Credit Agreement is
hereby modified in the New Credit Agreement by inserting immediately before the first word thereof the following phrase: "Subject to Section 2.15 hereof," and changing the first word thereof from "Each" to "each".

                 (f) Section 2.3 (Changes of Commitments) of the Original Credit
Agreement is hereby modified in the New Credit Agreement by adding a new subsection (d) at the end thereof as follows:

                  "(d) Upon the approval of the Majority Banks, the Borrowers shall have the right (but not more than twice per year), upon written notice (the "Increased Commitment Request") to the Administrative
         Agent, to request an increase in the aggregate amount of the
         Commitments; provided that the aggregate amount of the Commitments shall at no time exceed $620,000,000. The Increased Commitment Request shall set forth (i) the current aggregate amount of the Commitments,
         (ii) the amount of the increase in the aggregate amount of the
         Commitments sought by the Borrowers (the "Requested Increase Amount"),
         (iii) the date (the "Commitment Increase Effective Date") on which such increase will take effect, and (iv) the aggregate amount of the
         Commitments on such Commitment Increase Effective Date after giving effect to all such increases (which amount shall not exceed
         $620,000,000). The Commitment Increase Effective Date shall be not less than 30 nor more than 45 days following the delivery of the Increased
         Commitment Request. Promptly upon receiving the Increased Commitment
         Request, the Administrative Agent shall forward a copy thereof to each of the Banks. Each Bank may accept or reject such request in its sole discretion. Any Bank (a "Participating Bank") agreeing to increase its
         Commitment shall do so by delivering notice thereof to the
         Administrative Agent and such Requesting Borrower no later than 10
         Business Days prior to the proposed Commitment Increase Effective Date, which notice shall set forth the amount by which such Bank is willing to increase its Commitment (the "Offered Increase Amount"). If the
         aggregate amount of the Offered Increase Amounts offered by the
         Participating Banks does not exceed the Requested Increase Amount, the
         Commitment of each Participating Bank shall, on the Commitment Increase
         Effective Date, be increased by its Offered Increase Amount. If the aggregate amount of the Offered Increase Amounts offered by the
         Participating Banks exceeds the Requested Increase Amount, the
         Commitment of each Participating Bank shall, on the Commitment Increase
         Effective Date, be increased by an amount equal to the product of (x)
         its Offered Increase Amount and (y) a fraction, the numerator of which is the Requested Increase Amount and the denominator of which is the aggregate amount of the Offered Increase Amounts offered by the
         Participating Banks. On the Commitment Increase Effective Date, each
         Participating Bank shall surrender its Revolving Credit Notes, if any, to each Borrower in exchange for a new Revolving Credit Note duly executed and delivered by such Borrower, which Revolving Credit Note shall reflect such Bank's increased Commitment. Schedule II hereto shall be amended on and as of such date to reflect the increase in each
         Participating Bank's Commitment.."

                 (g) Section 2.12 of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting the word "Chase" in the second line and inserting in lieu thereof the following: "Credit Lyonnais, New York
Branch". Section 2.12 of the Credit Agreement is hereby further amended by adding the following new sentence at the end thereof:

        "Notwithstanding any other provision hereof to the contrary, for purposes of determining the rate of interest to be charged on any Swing
        Line Loan, "Federal Funds Rate" shall mean, for any day, the "offered rate" as determined by the Swing Line Lender, for overnight federal funds, which rate is determined from day to day and will be reasonably representative of the market conditions at the time set."

                 (h) Section 2.13 of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting the second sentence and inserting in lieu thereof the following:

         "Each borrowing under the Swing Line Commitment shall be in an amount equal to $100,000 or an integral multiple of $100,000 in excess thereof."

                  (i) Section 4.2(a) of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting such Section in its entirety and inserting in lieu thereof the following:

                  "(a) Except as otherwise provided in this Section 4.2(a), each borrowing from the Banks under Section 2.1 hereof shall be made from the Banks pro rata according to the amounts of their respective unutilized Commitments. Notwithstanding any other provision hereof to the contrary, the Bank-Advisor may not, and shall not have the obligation to, lend to any Affected Borrower. With respect to a borrowing to be made by any Affected Borrower, the portion of such borrowing otherwise allocable to the Bank-Advisor shall be allocated by the Administrative Agent to the Other Banks (to the extent they have availability under their Commitments, and provided that no Bank shall be required to lend in excess of its Commitment) pro rata according to the amounts of their respective unutilized Commitments. Whenever borrowings are to be made by one or more Affected Borrowers and one or more Unaffected Borrowers on the same day, then for purposes of calculating Banks' pro rata share of borrowings by such Unaffected
         Borrower(s) there shall first be deducted from the unutilized
         Commitment of each Other Bank the amount of the Loans to be made by such Other Bank to the Affected Borrower(s) on such day.

                  (b) Each payment of commitment fee under Section 2.4 hereof shall be made to the account of the Banks pro rata according to the amounts of their respective unutilized Commitments.

                  (c) Each termination or reduction of the amount of Commitments under Section 2.3 hereof shall be applied to the respective Commitments of the Banks pro rata according to the amounts of their respective
         Commitments."

Section 4.2 of the Original Credit Agreement is hereby further modified in the
New Credit Agreement by designating current provisions (b) and (c) thereof as provisions "(d)" and "(e)" respectively.

                  (j) Section 4.3(c) of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting such provision in its entirety.

                  (k) Section 7.21 (Year 2000) of the Original Credit Agreement
is hereby modified in the New Credit Agreement by deleting such provision in its entirety.

                  (l) Section 9(b) of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting such provision in its entirety and inserting in lieu thereof the following:

                  "(b) A Fund or Borrower shall default in the payment when due
         (after any applicable grace period), under any Financial Contract, of any amount aggregating 5% or more of such Borrower's or such Fund's net assets; or any event specified in any Financial Contract shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit, termination or liquidation payment or payments aggregating 5% or more of such Borrower's or such
         Fund's net assets to become due; or"

                  (m) Section 9(h) of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting such provision in its entirety and inserting in lieu thereof the following:

                  "(h) A final judgment or judgments for the payment of money in an amount in excess of 5% or more of such Borrower's or such Fund's net assets shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or
         Fund and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured within 60 days from the date of entry thereof and such
         Borrower or Fund shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or"

                  (n) Schedules I and II of the New Credit Agreement shall be in the form of Schedules I and II to this TRR Agreement.

                  (o) Each definition of "Credit Agreement" in the Schedules and
Exhibits to the New Credit Agreement shall be amended to read: "the Credit
Agreement, dated as of December 19, 2000 (as amended, supplemented or otherwise modified from time to time), among the Borrowers named therein, the Banks and the Administrative Agent."

        SECTION 2. Representations and Warranties. To induce the Administrative
Agent and the Banks to enter into this TRR Agreement and to make the Loans, each
Fund on behalf of itself and each Borrower hereby represents and warrants to the
Administrative Agent and each Bank that (it being agreed that each Fund represents and warrants only to matters with respect to itself and each Borrower that is a part of such Fund, and each Borrower represents and warrants only to matters with respect to itself):

                  (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors'
         rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (b) The representations and warranties set forth in Section 3 of the New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this TRR Agreement, no
         Default has occurred and is continuing.

         SECTION 3. Conditions to Effectiveness. This TRR Agreement and the New
Credit Agreement, including the agreement of each Bank to make Loans thereunder, shall become effective as of December 19, 2000 (the "Effective Date") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 6.1 of the New Credit Agreement):

         (a) The Administrative Agent shall have received counterparts of this
TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

         (b) The Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of internal counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Banks, and (iii)
covering such other matters relating to this TRR Agreement and the transactions hereunder and under the new Credit Agreement as the Administrative Agent or its
counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

(c) The Administrative Agent shall have received on the date hereof (i) a certificate as to the good standing, or as to the subsistence, of the relevant
Fund for each Borrower, as of a recent date, from the Secretary of State of its state of incorporation; (ii) a certificate of the Secretary or Assistant
Secretary of each such Fund dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of each such Fund, if any, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, or to the extent not attached, that such by-laws have not been amended since December 21, 1999, (B)
that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such Fund on its own behalf and on behalf of its respective Borrowers authorizing this TRR
Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C)
that attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust of each such Fund in effect on the date hereof or to the extent not attached, that such certificate of incorporation or declaration of trust has not been amended since December 21, 1999, and (D) as to the incumbency and specimen signature of each officer executing this TRR
Agreement or any other document delivered in connection herewith on behalf of such Fund; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Banks or counsel for the Administrative Agent may reasonably request.

         (d) The Administrative Agent shall have received, with a copy for each
Bank, true and correct copies, certified as to authenticity by the Fund, of the most recent Prospectus for each Borrower, the Investment Management Agreement for each such Borrower, the Distribution Agreement for each such Borrower, the
Custody Agreement for each such Borrower, the Shareholder Services Agreement of each Fund with respect to each such Borrower, the current registration statement for each such Borrower, the most recent annual and semi-annual financial reports for each such Borrower and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Borrower may be a party.

         (e) All legal matters incident to this TRR Agreement, the New Credit
Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Banks and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

         (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

                  SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                 SECTION 5. Original Credit Agreement. Until the occurrence of the earlier of the Effective Date as provided in Section 3 hereof or the
Termination Date (as defined in the Original Credit Agreement), the Original
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original
Credit Agreement shall continue to accrue at the rates provided for therein.

                  SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                 SECTION 7. Expenses. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative
Agent for its Allocation (as defined in the New Credit Agreement) of the
Administrative Agent's out-of-pocket expenses in connection with this TRR
Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                                     [Signature pages to follow]

                 IN WITNESS WHEREOF, the parties hereto have caused this TRR
Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Bank

                                         By: ____________________________
                                         Name:
                                         Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                            AMERICAN CENTURY MUTUAL FUNDS, INC.,
                                            on behalf of
                                            Balanced Fund
                                            Giftrust Fund
                                            Growth Fund
                                            Heritage Fund
                                            Select Fund
                                            Ultra Fund
                                            Vista Fund
                                            Veedot Fund
                                            Bond Fund
                                            Limited-Term Bond Fund
                                            Intermediate-Term Bond Fund
                                            New Opportunities Fund
                                            High Yield Fund
                                            Tax-Managed Value Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY WORLD MUTUAL FUNDS on behalf of
                                            International Growth Fund
                                            International Discovery Fund
                                            Emerging Markets Fund
                                            Global Growth Fund
                                            Life Sciences Fund
                                            Technology Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. on behalf of
                                            Value Fund
                                            Equity Income Fund
                                            Real Estate Fund
                                            Small Cap Value Fund
                                            Equity Index Fund
                                            Large Cap Value Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. on
                                            behalf of
                                            Strategic Allocation: Conservative
                                            Strategic Allocation: Moderate
                                            Strategic Allocation: Aggressive

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY PREMIUM RESERVES, INC. on behalf of
                                            Premium Bond Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. on behalf of
                                            VP Balanced
                                            VP Capital Appreciation
                                            VP Value
                                            VP International
                                            VP Income & Growth

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY TAX-FREE AND
                                            MUNICIPAL FUNDS on behalf of
                                            California Intermediate-Term
                                            Tax-Free Fund California Long-Term
                                            Tax-Free Fund California High-Yield
                                            Municipal Fund California Insured
                                            Tax-Free Fund California
                                            Limited-Term Tax-Free Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY MUNICIPAL TRUST on
                                            behalf of Intermediate-Term Tax-Free
                                            Fund Long-Term Tax-Free Fund Florida
                                            Intermediate-Term Municipal Fund
                                            Arizona Intermediate-Term Municipal
                                            Fund Limited-Term Tax-Free Fund
                                            High-Yield Municipal Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY TARGET MATURITIES TRUST on behalf of
                                            Target Maturities Trust: 2005
                                            Target Maturities Trust: 2010
                                            Target Maturities Trust: 2015
                                            Target Maturities Trust: 2020
                                            Target Maturities Trust: 2025
                                            Target Maturities Trust: 2030

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY GOVERNMENT INCOME
                                            TRUST on behalf of GNMA Fund
                                            Short-Term Government Fund
                                            Short-Term Treasury Fund Long-Term
                                            Treasury Fund Intermediate-Term
                                            Treasury Fund Inflation-Adjusted
                                            Treasury Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS on behalf of
                                            Global Gold Fund
                                            Income & Growth Fund
                                            Equity Growth Fund
                                            Utilities Fund
                                            Global Natural Resources Fund
                                            Small Cap Quantitative Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                            AMERICAN CENTURY INTERNATIONAL BOND FUNDS on behalf of
                                            International Bond Fund

                                             By:
                                                -------------------------------------------------
                                                    Name:
                                                    Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                            THE BANK OF NEW YORK

                                            By:
                                               ----------------------------------------
                                                  Name:
                                                  Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                               CREDIT LYONNAIS, NEW YORK BRANCH

                                               By:
                                                  ----------------------------------------
                                                     Name:
                                                     Title:

                                               By:
                                                  ----------------------------------------
                                                     Name:
                                                     Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                                BANK OF NOVA SCOTIA

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                              BNP PARIBAS

                                              By:
                                                 ----------------------------------------
                                                    Name:
                                                    Title:

                                              By:
                                                 ----------------------------------------
                                                    Name:
                                                    Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                                DANSKE BANK A/S,
                                                CAYMAN ISLANDS BRANCH

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                                UMB BANK, N.A.

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                                BARCLAYS BANK PLC

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                                WESTDEUTSCHE LANDESBANK
                                                GIROZENTRALE, NEW YORK BRANCH

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                        AMERICAN CENTURY FUNDS
                                     TRR AGREEMENT SIGNATURE PAGE
                                            DECEMBER 2000

                                                STATE STREET BANK AND TRUST COMPANY

                                                By:
                                                   ----------------------------------------
                                                      Name:
                                                      Title:

                                              SCHEDULE I

                                       BORROWERS & ALLOCATIONS

                                                                               % Pro Rata
            Borrower                                                           Allocation
            --------                                                           ----------
Arizona Intermediate-Term Municipal Fund                                           0.05
Balanced Fund                                                                      0.94
Bond Fund                                                                          0.13
California High-Yield Municipal Fund                                               0.37
California Insured Tax-Free Fund                                                   0.23
California Intermediate-Term Tax-Free Fund                                         0.50
California Limited-Term Tax-Free Fund                                              0.16
California Long-term Tax-Free Fund                                                 0.35
Emerging Markets Fund                                                              0.11
Equity Growth Fund                                                                 2.57
Equity Income Fund                                                                 0.43
Equity Index Fund                                                                  0.65
Florida Intermediate-Term Municipal Fund                                           0.06
Giftrust Fund                                                                      1.62
Global Gold Fund                                                                   0.15
Global Growth Fund                                                                 0.47
Global Natural Resource Fund                                                       0.05
GNMA Fund                                                                          1.48
Growth Fund                                                                        9.92
Heritage Fund                                                                      2.01
High-Yield Fund                                                                    0.03
High-Yield Municipal Fund                                                          0.03
Income & Growth Fund                                                               7.62
Inflation-Adjusted Treasury Fund                                                   0.04
Intermediate-Term Bond Fund                                                        0.04
International Bond Fund                                                            0.11
International Discovery Fund                                                       2.08
International Growth Fund                                                          5.73
Intermediate-Term Tax-Free Fund                                                    0.18
Intermediate-Term Treasury Fund                                                    0.40
Large Cap Value Fund                                                               0.02
Limited-Term Bond Fund                                                             0.01
Limited-Term Tax-Free Fund                                                         0.04
Long-Term Tax-Free Fund                                                            0.12
Long-Term Treasury Fund                                                            0.12
New Opportunities Fund                                                             0.67
Premium Bond Fund                                                                  0.13

Real Estate Fund                                                                   0.12
Select Fund                                                                        7.75
Short-Term Government Fund                                                         0.87
Short-Term Treasury Fund                                                           0.07
Small Cap Quantitative Fund                                                        0.02
Small Cap Value Fund                                                               0.09
Strategic Allocation: Aggressive Fund                                              0.41
Strategic Allocation: Conservative Fund                                            0.21
Strategic Allocation: Moderate Fund                                                0.56
Target Maturity Trust: 2030                                                        0.00
Target Maturity Trust: 2005                                                        0.33
Target Maturity Trust: 2010                                                        0.29
Target Maturity Trust: 2015                                                        0.16
Target Maturity Trust: 2020                                                        0.32
Target Maturity Trust: 2025                                                        0.62
Tax Managed Value                                                                  0.04
Ultra Fund                                                                         39.72
Utilities Fund                                                                     0.33
Value Fund                                                                         1.87
Vista Fund                                                                         2.24
VP International fund                                                              0.99
VP Balanced Fund                                                                   0.29
VP Capital Appreciation Fund                                                       0.77
VP Income & Growth Fund                                                            0.71
VP Value Fund                                                                      0.68
Life Sciences                                                                      0.27
Technology                                                                         0.23
Veedot                                                                             0.38
                                                                                   ----

              TOTAL FOR AMERICAN CENTURY FUNDS:                                   100.00%
-------------------------------------------------------------- ----------------------------------------------

                                             SCHEDULE II

                                     COMMITMENTS, ADDRESSES, ETC.

                                                             Amount of
Name and Address of Bank                                     Commitment

THE CHASE MANHATTAN BANK                                        $0
270 Park Avenue
New York, New York 10017
Attention:  Ms. Mary Beth Mullen
Telephone:  (212) 270-5049
Fax: (212) 270-0670
Marybeth.mullen@chase.com

THE BANK OF NEW YORK                                        $100,000,000
One Wall Street, 19th Floor
New York, New York 10286
Attention: Eileen Murphy
Telephone:-(212) 635-7607
Fax: (212) 635-6348
Epmurphy@bankofny.com

CREDIT LYONNAIS, NEW YORK BRANCH                            $100,000,000
1301 Avenue of the Americas
New York, New York 10019
Attention: Richard Reilly
Telephone: (212) 261-3861
Fax: (212) 261-3438
Richard.reilly@clamericas.com

BANK OF NOVA SCOTIA                                          $50,000,000
One Liberty Plaza--25th Floor
New York, New York 10006
Attention: John M. Morale
Telephone: (212) 225-5062
Fax: (212) 225-5266
Jmorale@sctiacapital.com

BNP PARIBAS                                                  $50,000,000
787 7TH Avenue
New York, New York 10019
Attention Marguerite L. Lebon
Telephone: (212) 841-2906
Fax: (212) 841-2533
Marguerite.lebon@americas.bnpparibas.com

DANSKE BANK A/S,
CAYMAN ISLANDS BRANCH                                        $50,000,000
C/o Danske Bank, New York Branch
280 Park Avenue, 4th Floor--East Building
New York, New York 10017
Attention: Mr. George Neofiridis
Telephone: (212) 984-8439
Fax: (212) 370-1682

UMB BANK, N.A.                                               $20,000,000
1010 Grand Blvd.
Kansas City, MO 64106
Attention: David A. Proffitt
Telephone: (816) 860-7935
Fax: (816) 860-7143
David.proffitt@umb.com

BARCLAYS BANK PLC                                            $50,000,000
222 Broadway
New York, New York 10038
Attention: Alison McGuigan
(212) 412-7672
(212) 412-5610
alison.mcguigan@barcap.com

WESTDEUTSCHE LANDESBANK
GIROZENTRALE, NEW YORK BRANCH                                $50,000,000
1211 Avenue of the Americas
New York, New York 10036
Attention: Ms. Kathleen Bowers
Telephone: (212) 597-1417
Fax: (212) 852-6156
Kathleen_bowers@westlb.com

STATE STREET BANK AND TRUST COMPANY                          $50,000,000
225 Franklin Street
Boston, MA 02110
Attention: Charles A. Garrity
Telephone: (617) 664-4008
Fax: (617) 662-2325
Cagarrity@statestreet.com

                                                                       EXHIBIT A

                                      Original Credit Agreement